UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 24, 2013

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 450, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 24, 2013, Navidea Biopharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Crede CG III, Ltd., a Bermuda exempted limited company ( the “Investor”), placed by the placement agent described below (the “Offering”). Under the terms of the Purchase Agreement, the Company agreed to sell and issue to the Investor (i) an aggregate of 10,563,381 shares (“Investor Shares”) of common stock, par value $0.001 per share (“Common Stock”), at a price of $2.84 per Investor Share, and (ii) warrants (the “Warrants”) to purchase up to an aggregate of 3,169,015 shares of Common Stock (the “Warrant Shares”) at an initial exercise price $3.83 per Warrant Share, for no additional consideration. The Company has paid a document preparation fee to the Investor of $50,000.

The issuance and sale of the Investor Shares and the Warrants under the Purchase Agreement (and of the Warrant Shares issuable upon exercise or exchange of Issuer Warrants) is registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-173752).

The Purchase Agreement contains customary representations, warranties and covenants. In addition, the Purchase Agreement contains a prohibition on additional issuances of equity or equity-linked securities for 90 days, subject to certain exceptions.

Warrants

The Warrants have a three year term from the date of issuance and are exercisable at a price of $3.83 per Warrant Share immediately from the date of issuance and include provisions governing adjustments to the number of Warrant Shares exercisable thereunder upon stock dividends, stock splits, and other events. The Warrants may be transferred by a holder thereof in accordance with applicable securities laws.

As an alternative to exercising the Warrants in whole or in part, beginning six months after the date of issuance, if the Common Stock is then trading at a price at or lower than the Warrant Share exercise price per share, a holder may, without the payment of additional consideration, exchange all or any portion of the Warrants based on a formula for a number of shares of Common Stock equal to the negotiated Black-Scholes value as defined below divided by the closing bid price of the Common Stock as of two trading days prior to such exchange (provided that if such closing bid price of the Common Stock is less than $2.00 per share, it shall be deemed to be $2.00 for purposes of this calculation).

The negotiated Black-Scholes value is defined as the value of an option for the number of shares equal to the portion of the Warrants being exchanged at the applicable exchange date as such value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the closing bid price of the Common Stock as of the trading day immediately preceding the date of issuance of the Warrants, (ii) a risk-free interest rate corresponding to the 5-Year U.S. Treasury Note Swap Rate, (iii) a strike price equal to the exercise price in effect at the time of the applicable exchange, (iv) an expected volatility equal to 135% and (v) a deemed remaining term of the Warrants of five years (regardless of the actual remaining term of the Warrants). The negotiated Black-Scholes value would only change based on changes in the risk-free interest rate corresponding to the 5-Year U.S. Treasury Note Swap Rate at the time of an exchange.

The number of shares of Common Stock that may be acquired by the holder upon any exercise of the Warrants will be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by the holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, does not exceed 9.9% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise), which is referred to as the beneficial ownership limitation.

In addition, the number of shares of Common Stock that may be acquired by the holder upon any exercise or exchange of the Warrants will be limited to the extent necessary to ensure that, following such exercise or exchange, the total number of shares of Common Stock issued in this offering (including shares issued in connection with prior Warrant exercises or exchanges) does not exceed 19.99% of our total issued and outstanding shares immediately preceding the closing of the Offering, and such 19.99% limitation is referred to as the share cap.

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If the Company does not meet certain conditions, including (i) there is no effective registration statement registering, or the prospectus contained therein is not available for, the issuance of the shares of Common Stock underlying the Warrants to the holder, (ii) the shares of Common Stock underlying the Warrants are not freely tradeable by the holder without restriction, (iii) there is a limitation applicable with respect to the issuance of any shares of Common Stock underlying the Warrants (other than the beneficial ownership limitation or the share cap described above), (iv) the Company is not fully reporting under the Exchange Act, or (v) other conditions set forth in the Warrants, then the holder may, in its sole discretion, elect a cashless exercise in the exercise notice. The number of shares to be issued would be determined by a formula based on the total number of shares with respect to which the Warrants are being exercised, the closing sale price for a share of Common Stock on the trading day immediately preceding the day the Warrants exercise notice is received and the applicable exercise price of the Warrants.

Under certain circumstances, in the event that the Common Stock trades at a price that is 25% or more above the exercise price of the Warrants for a period of 20 of 30 consecutive trading days (with an average daily volume equal to or greater than $1.0 million), the Company may require the holder of the Warrants to fully exercise the Warrants for cash (subject to certain additional conditions).

For as long as the Warrants are outstanding, the holder shall not engage in any short sales of the Common Stock, except certain short sale may be permissible if made one trading day prior to the exercise of such Warrants.

Placement Agent Agreement

In connection with the Offering, on September 19, 2013, the Company entered into a placement agent agreement (the “Placement Agent Agreement”) with JMP Securities LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as the exclusive placement agent in the Offering. The Company agreed to pay the Placement Agent a fee equal to 3.33% of the gross proceeds of the sale of the shares of Common Stock and Warrants in the Offering to the Investor, or $999,000, and to reimburse the Placement Agent for up to $100,000 of its reasonable out-of-pocket expenses incurred in connection with the Offering.

The descriptions of the material terms of the Purchase Agreement, the Warrants, and the Placement Agent Agreement contained in this Report are qualified in their entirely by references to Exhibit 10.1, Exhibit 4.1, and Exhibit 10.2, respectively, which are incorporated herein by reference. The legal opinion and consent of Porter, Wright, Morris & Arthur LLP relating to the Shares, the Warrants, and the Warrant Shares is filed as Exhibit 5.1 to this Report and is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description

4.1	Form of Warrant to purchase Common Stock by the Company in favor of the Investor.

5.1	Opinion of Porter, Wright, Morris & Arthur LLP.

10.1	Securities Purchase Agreement, dated September 24, 2013, by and between the Company and the Investor.

10.2	Placement Agent Agreement, dated September 19, 2013, by and between the Company and JMP Securities LLC.

23.1	Consent of Porter, Wright Morris & Arthur LLP (contained in Exhibit 5.1 above).

99.1	Press Release of the Company, dated September 24, 2013.

The Private Securities Litigation Reform Act of 1995 (the Act) provides a safe harbor for forward-looking statements made by or on behalf of the Company. Statements contained or incorporated by reference in this Current Report on Form 8-K, which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, anticipated clinical and regulatory pathways, and markets for the Company’s products are forward-looking statements within the meaning of the Act. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance of its products, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, risks of development of new products, regulatory risks and other risks detailed in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the United States Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: September 24, 2013	By:	/s/ Brent L. Larson
Brent L. Larson, Executive Vice President and Chief Financial Officer

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